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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): July 17, 2003

                             ----------------------

                              Stonepath Group, Inc.
               (Exact Name of Registrant as Specified in Charter)



 Delaware                        001-16105                   65-0867684
 State or Other Jurisdiction     (Commission File Number)    (IRS Employer
 of Incorporation)                                           Identification No.)


1600 Market Street, Suite 1515
Philadelphia, Pennsylvania                                           19103
(Address of Principal Executive Offices)                             (Zip Code)


       Registrant's telephone number, including area code: (215) 979-8370



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Item 7.  Financial Statements and Exhibits.


         Exhibit Number                     Description
         --------------                     -----------
         99.1                               Press Release dated July 17, 2003



Item 9.  Regulation FD Disclosure (Information Provided Under Item 12).

         The following information is furnished pursuant to Item 9, "Regulation FD Disclosure".

         On July 17, 2003, Stonepath Group, Inc. (the "Company") issued a press release announcing that it is currently in negotiations with the Securities and Exchange Commission over the allocation of purchase price to amoritizable intangibles for certain of its acquired companies and that, while the Company believed its method of allocation was proper and appropriate, the discussions may lead the Company to restate its previously reported GAAP-based financial statements as a result of additional non-cash charges related to its acquisition of logistics businesses. A copy of the press release is furnished as Exhibit
99.1 to this report.










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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          STONEPATH GROUP, INC.



Date:  July 17, 2003      By:  Dennis L. Pelino
                               ------------------------------------------------
                                 Name:  Dennis L. Pelino
                                 Title: Chairman and Chief Executive Officer
















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                                  Exhibit Index

         Exhibit Number                     Description
         --------------                     -----------
         99.1                               Press Release dated July 17, 2003



























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